Exhibit 10.2

VARITEK INDUSTRIES, INC.

2002 STOCK OPTION PLAN

AS AMENDED 2003

1. Purpose.

(a) The purpose of this 2002 Stock Option Plan, as amended 2003 (the “Plan”) of Varitek Industries, Inc., a Texas corporation, is to provide a means by which key Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to purchase Common Stock of the Company.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options. All Options shall be in such form as issued pursuant to Section 6 hereof and a separate certificate or certificates will be issued for shares purchased upon exercise of each Option.

2. Definitions.

(a) “Affiliate” means any parent or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986.

(d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) “Common Stock” means the Company’s common stock, no par value.

(f) “Company” means Varitek Industries, Inc., a Texas corporation.

(g) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services.

(h) “Continuous Status as an Employee, Director or Consultant” means the employment of the Employee or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave;

or (ii) transfers between locations of the Company or among the Company, Affiliates and their successors.

(i) “Director” means a member of the Board.

(j) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means the value of the Common Stock of the Company as determined in good faith by the Board.

(m) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(n) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(o) “Option” means a stock option granted pursuant to the Plan.

(p) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(q) “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

(r) “Plan” means this Stock Option Plan.

(s) “Rule 16a-12” means Rule 16a-12 under the Exchange Act or any successor to Rule 16a-12.

(t) “Securities Act” means the Securities Act of 1933, as amended.

3. Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to and within the limitations of the express provisions of the Plan:

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(i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; the provisions of each Option granted (which need not be identical), including the exercise price of such Option and time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

(ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board in the exercise of this power may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Option as provided in Section 11.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4. Shares Subject to the Plan.

(a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall be Common Stock of the Company and shall not exceed in the aggregate 4,800,000 shares of Common Stock of the Company. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

(b) The Common Stock subject to the Plan may be unissued shares or reacquired shares purchased on the market or otherwise.

5. Eligibility. All Employees and Directors of and Consultants to the Company and its Affiliates are eligible to participate in the Plan.

6. Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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(a) Term. No Option shall be exercisable after the expiration of ten years from the date it was granted.

(b) Price. The exercise price of each Option shall be as determined in the discretion of the Board.

(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of either the grant or the exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest under any applicable provisions of the Code of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16a-12 (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock

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subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Common Stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, which the Board may define, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Common Stock covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Common Stock covered by the

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unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the Common Stock subject to the Option prior to the full vesting of the Option. Any unvested Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

(k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock of the Company otherwise issuable to the participant as a result of the exercise of the option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

7. Covenants of the Company.

(a) During the terms of the Options, the Company shall keep reserved and available at all times the number of shares of Common Stock which may be purchased pursuant to the exercise of such Options.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Options; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any Common Stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.

8. Use of Proceeds from Sale of Stock. Proceeds from the sale of Common Stock pursuant to the exercise of Options shall constitute general funds of the Company.

9. Miscellaneous.

(a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

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(b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

(d) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan to reduce the exercise price of such Options and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock.

10. Adjustments Upon Changes in Stock.

(a) If any change is made in the Common Stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the classes and maximum number of Common Stock shares subject to the Plan pursuant to subsection 4(a) and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of Common Stock subject to such outstanding Options.

(b) In the event of: (1) a sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (4) any other capital reorganization in which the Company’s shareholders receive less than fifty percent of the outstanding voting shares of the new or surviving corporation, then the time during which such Options may be exercised shall be accelerated to permit the Optionee to exercise all such Options in full prior to such event, and the Options shall terminate if not exercised prior to such event. In the event that any such accelerated option vesting received or to be received by an Optionee pursuant to this subsection 10(b) (the “Benefit”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this subsection 10(b), be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), the Optionee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Optionee in his or her

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discretion so that the Excise Tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that the Optionee is liable for the Excise Tax as a result of the Benefit, then the Optionee shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Optionee constitutes a “parachute payment” within the meaning of Code Section 280G that is subject to the Excise Tax.

11. Amendment of the Plan and Options.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares of Common Stock reserved for Options under the Plan; or

(ii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with any regulatory requirements.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

(d) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided however, that the rights and obligations under any Option shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12. Termination or Suspension of the Plan.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the ten year anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

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(b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. Effective Date of Plan. The Plan shall become effective as determined by the Board.

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VARITEK INDUSTRIES, INC.

INCENTIVE STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.1. Establishment. Varitek Industries, Inc., a Texas corporation (the “Company”), hereby establishes a stock option plan for employees providing material services to the Company or any subsidiary of the Company as described herein, which shall be known as the “VARITEK INDUSTRIES, INC. INCENTIVE STOCK OPTION PLAN” (the “Plan”). It is intended that the options issued to employees pursuant to the Plan constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The Company shall enter into stock option agreements with recipients of options pursuant to the Plan.

Section 1.2. Purpose. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating key employees of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company’s success.

ARTICLE II

DEFINITIONS

Section 2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, the term shall be capitalized.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

(d) “Company” means Varitek Industries, Inc, a Texas corporation.

(e) “Date of Exercise” means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 8.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to acquire pursuant to exercise of the Option.

(f) “Employee” means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

(g) “Fair Market Value” means the fair market value of Stock upon which an option is granted under the Plan, determined as follows:

(i) If the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the Fair Market Value shall be the last reported sale price of the Stock on the composite tape of such exchange on the date of issuance of this option, or if such day is not a normal trading day, the last trading day prior to the date of issuance of this option, and if no such sale is made on such day, the Fair Market Value shall be the average closing bid and asked prices for such day on the composite tape of such exchange; or

(ii) If the Stock is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last trading day prior to the date of issuance of the option.

(h) “Incentive Stock Option” means an Option granted under the Plan which is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(i) “Option” means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time.

(j) “Optionee” means an Employee holding an Option under the Plan.

(k) “Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

(l) “Subsidiary Corporation” shall have the meaning set forth in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

(m) “Significant Shareholder” means an individual who, within the meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

(n) “Stock” means the no par value common stock of the Company.

Section 2.2. Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

All Employees are eligible to participate in the Plan and receive Incentive Stock Options under the Plan. Optionees in the Plan shall be selected by the Board, in its sole discretion, from among those Employees who, in the opinion of the Board, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.

ARTICLE IV

ADMINISTRATION

The Board shall be responsible for administering the Plan.

(a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and Options granted under the Plan shall be final and binding and conclusive for all purposes and upon all persons.

(b) At the discretion of the Board the Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board (the “Committee”). The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolutions to provide for the creation and issuance of any Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any shares of Stock may be purchased from the Company upon the exercise of an Option. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing an Option, and shall be consistent with the provisions of the Plan.

(c) Where a Committee has been created by the Board pursuant to this Article IV, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

(d) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

ARTICLE V

STOCK SUBJECT TO THE PLAN

Section 5.1. Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan upon exercise of Options shall be 200,000 shares. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in Section 5.3.

Section 5.2. Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

Section 5.3. Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar capital change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

ARTICLE VI

DURATION OF THE PLAN

Subject to approval of shareholders, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

ARTICLE VII

TERMS OF STOCK OPTIONS

Section 7.1. Grant of Options. Subject to Section 5.1, Options may be granted to Employees at any time and from time to time as determined by the Board. The Board shall have complete discretion in determining the terms and conditions and number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder, subject to the provisions of Section 7.7 which prohibit the repricing of any outstanding Option after the grant thereof to provide for a lower Option exercise price without shareholder approval. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

Section 7.2. No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee’s right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

Section 7.3. Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the “Option Agreement”) that includes the non-transferability provisions required by Section 10.2 hereof and that specifies: the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; such vesting or exercisability restrictions which the Board may impose and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

(a) If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

(i) Term. The duration of the Option shall be for ten years from the date of grant.

(ii) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise an Option pursuant to a vesting and exercisability schedule as determined by the Board, which vesting and exercisability schedule shall provide that an Option held by an Optionee who terminates his employment with the Company for reasons other than death, permanent and total disability, or termination of employment by the Company for cause shall upon such termination become exercisable to the extent vested immediately prior to such termination.

(iii) Termination. Each Option granted pursuant to the Plan shall expire upon the earliest to occur of:

(A) The date set forth in such Option, not to exceed ten years from the date of grant (five years in the case of a Significant Shareholder);

(B) The completion of the merger or sale of substantially all of the Stock or assets of the Company with or to another company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary and, provided that the Company shall have given the Optionee at least thirty days’ prior written notice of its intent to enter into such merger or sale (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger);

(C) Ninety days following the termination of the employment of an Optionee, except for termination for cause by the Company or termination because of the Optionee’s death or disability (in which event of termination of employment due to the Optionee’s death or disability, the Option shall expire one year following the termination of employment of an Optionee); or

(D) Immediately upon the termination of the employment of an Optionee by the Company for cause.

(iv) Acceleration. An Option shall become fully vested and exercisable irrespective of its other provisions (A) immediately prior to the completion of the merger or sale of substantially all of the stock or assets of Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger); or (B) upon termination of the Optionee’s employment with the Company or a Subsidiary Corporation because of death, disability or normal retirement upon reaching the age of sixty-five.

(v) Nontransferability. All Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

(b) The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

(c) All Option Agreements shall incorporate the provisions of the Plan by reference.

Section 7.4. Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110% of the Fair Market Value of Stock on the date of grant. The Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

Section 7.5. $100,000 Per Year Limitation. To the extent that the aggregate fair market value of Stock (determined as of the time the option with respect to such Stock is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under this Plan and all other plans of the Company and any Parent Company or Subsidiary Corporation) exceeds $100,000, such options shall be treated as options which are not Incentive Stock Options. The foregoing provision shall be applied by taking options into account in the order in which they were granted.

Section 7.6. Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that such other form of payment does not prevent the Option from qualifying for treatment as an “incentive stock option” within the meaning of the Code.

Section 7.7. No Repricing Without Shareholder Approval. No outstanding Option shall be repriced after the grant thereof to provide for a lower Option exercise price, whether through adjustment or amendment to the Option exercise price, issuance of an amended Option, cancellation of the Option and issuance of a replacement Option, or by any other means with substantially the same economic effect, without approval of the shareholders.

ARTICLE VIII

WRITTEN NOTICE, ISSUANCE OF STOCK

CERTIFICATES, SHAREHOLDER PRIVILEGES

Section 8.1. Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares of Stock to be acquired pursuant to the exercise of the Option must accompany the written notice.

Section 8.2. Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee a certificate or certificates for the requisite number of shares of Stock.

Section 8.3. Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under the Option Agreement shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

ARTICLE IX

TERMINATION OF EMPLOYMENT OR SERVICES

Section 9.1. Death or Disability. Subject to any prior partial exercise of the Option, if an Optionee’s employment terminates by reason of Optionee’s death or permanent and total disability, the Option may be exercised up to one hundred percent of the shares originally subject to the Option at any time prior to the expiration date of the Option or within 12 months after the date of such death or disability, whichever period is the shorter, by the person or persons entitled to do so under the Optionee’s will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee’s legal representative or representatives.

Section 9.2. Termination Other Than for Cause or Due to Death. In the event of an Optionee’s termination of employment other than by reason of death or permanent and total disability, the Optionee may exercise such portion of his Option as was vested and exercisable by him at the date of such termination (the “Termination Date”) at any time within ninety days of the Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

(a) In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of the Plan.

(b) The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

Section 9.3. Termination for Cause. In the event of an Optionee’s termination of employment, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination for cause.

ARTICLE X

RIGHTS OF OPTIONEES

Section 10.1. Service. Nothing in the Plan shall interfere with or limit in anyway the right of the Company or a Subsidiary Corporation to terminate any Employee’s employment at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation.

Section 10.2. Non-transferability. All Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

ARTICLE XI

OPTIONEE-EMPLOYEE’S TRANSFER

OR LEAVE OF ABSENCE

For purposes of the Plan:

(a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

(b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

ARTICLE XII

AMENDMENT, MODIFICATION, AND

TERMINATION OF THE PLAN

(a) The Board may at any time terminate and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

(i) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

(ii) change the class of Employees eligible to receive Options;

(iii) change the provisions of the Plan to permit the repricing of any outstanding Option after the grant thereof to provide for a lower Option exercise price without shareholder approval; or

(iv) otherwise amend or modify the Plan where approval of the shareholders is required by any law or regulation governing the Company.

(b) No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

ARTICLE XIII

ACQUISITION, MERGER OR LIQUIDATION

Section 13.1. Acquisition.

(a) In the event that an acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of such acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the “Spread”), determined by the Board, equal to the difference between the net amount per share payable in the acquisition or as a result of the acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.

(b) For purposes of this section, an “acquisition” shall mean any transaction in which substantially all of the Company’s assets are acquired or in which a controlling amount of the Company’s outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel Options regardless of how the acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

(c) Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

Section 13.2. Merger or Consolidation. If the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation, provided that the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger.

Section 13.3. Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger) shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the “Substitute Option”) to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then vested, subject to the provisions of the Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

ARTICLE XIV

SECURITIES REGISTRATION

Section 14.1. Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

Section 14.2. Representations. Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act of 1933, (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. To the extent permitted by law, including the Securities Act of 1933, nothing herein shall restrict the right of a person exercising an Option to sell the shares received in an open market transaction.

ARTICLE XV

TAX WITHHOLDING

Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any.

ARTICLE XVI

INDEMNIFICATION

To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

ARTICLE XVII

REQUIREMENTS OF LAW

Section 17.1. Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 17.2. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

ARTICLE XVIII

EFFECTIVE DATE OF PLAN

The Plan shall be effective on August     , 2003.

ARTICLE XIX

COMPLIANCE WITH CODE

Incentive Stock Options granted hereunder are intended to qualify as “incentive stock options” under Code Section 422. If any provision of the Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under the Plan being treated as incentive stock options under the Code.

ARTICLE XX

NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

ARTICLE XXI

SHAREHOLDER APPROVAL

The Plan was approved by a vote of the majority of the shares of common stock of the Company on August 20, 2003.

THIS INCENTIVE STOCK OPTION PLAN was adopted by the Board of Directors of Varitek Industries, Inc. on August     , 2003, to be effective upon adoption.

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